UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2005

HMN Financial, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1016 Civic Center Drive Northwest, PO Box 6057, Rochester, Minnesota		55903-6057
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(507) 535-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

2004 BONUSES

On January 25, 2005, the Compensation Committee of the Board of Directors authorized payment of a $120,000 cash bonus to Michael McNeil, the Company's President and Chief Executive Officer, after performance targets were achieved in accordance with his 2004 bonus plan, a description of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

In addition, the Compensation Committee exercised its discretion to pay cash bonuses to each of the Company's other executive officers in the following amounts:

Name - 2004 Bonus
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Jon J. Eberle - $25,000
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Dwain C. Jorgensen - $24,700
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Susan K. Kolling - $26,000
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Bradley C. Krehbiel - $31,250
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2005 BASE SALARIES

On January 25, 2005, the Compensation Committee authorized the following increases to the base salaries of the Company's executive officers, effective January 1, 2005:

Name - 2004 Base Salary; 2005 Base Salary
------------------------------------------------------------------------
Michael McNeil - $250,000; $300,000
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Jon J. Eberle - $100,000; $105,000
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Dwain C. Jorgensen - $98,793; $102,740
------------------------------------------------------------------------
Susan K. Kolling - $104,300; $107,110
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Bradley C. Krehbiel - $126,458; $135,200
------------------------------------------------------------------------

2005 BONUS PLAN

On January 25, 2005, the Compensation Committee adopted a cash bonus plan for Michael McNeil, the Company's President and Chief Executive Officer. A description of this plan is filed as Exhibit 10.2 hereto and incorporated herein by reference.

RESTRICTED STOCK AWARDS

On January 25, 2005, the Compensation Committee approved a grant to the Company's executive officers of an aggregate of 5,726 shares of restricted common stock. Each of the executive officers who received restricted stock awards are identified below.

The restricted stock awards were granted pursuant to the Company's 2001 Omnibus Stock Plan and they will vest in three equal annual installments beginning on the date of grant. The form of restricted stock agreement utilized in connection with the issuance of restricted stock under the Company's 2001 Omnibus Stock Plan is filed as Exhibit 10.3 and incorporated herein by reference.

The following executive officers are party to restricted stock agreements as grantees:

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Name - Number of Shares
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Michael McNeil - 2,290
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Jon J. Eberle - 802
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Dwain C. Jorgensen - 784
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Susan K. Kolling - 818
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Bradley C. Krehbiel - 1,032
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The Company has previously, and may in the future, grant restricted stock awards under the 2001 Omnibus Stock Plan to its executive officers substantially in accordance with the terms of the form of restricted stock agreement that is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On January 24, 2005, the Company issued a press release, which is furnished as Exhibit 99 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Description of Michael McNeil 2004 Bonus Plan
10.2 Description of Michael McNeil 2005 Bonus Plan
10.3 Form of Restricted Stock Agreement under 2001 Omnibus Stock Plan
99 Press Release dated January 24, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.

January 28, 2005	By:	Jon J. Eberle

Name: Jon J. Eberle
Title: Senior Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Description of Michael McNeil 2004 Bonus Plan
10.2	Description of Michael McNeil 2005 Bonus Plan
10.3	Form of Restricted Stock Agreement under 2001 Omnibus Stock Plan
99	Press Release dated January 24, 2005